February 28, 2025
Summary Prospectus
Hartford Schroders Diversified Emerging Markets Fund
Class A	Class C	Class I	Class Y	Class F	Class SDR
HSXAX	HSXCX	HSXIX	HSXYX	HSXFX	HSDEX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated February 28, 2025, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 131 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	Y	F	SDR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	Y	F	SDR
Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None	None	None
Other expenses	0.67%	0.67%	0.60%	0.53%	0.42%	0.42%
Total annual fund operating expenses	1.76%	2.51%	1.44%	1.37%	1.26%	1.26%
Fee waiver and/or expense reimbursement(2)	0.42%	0.37%	0.40%	0.38%	0.37%	0.37%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.34%	2.14%	1.04%	0.99%	0.89%	0.89%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.34% (Class A), 2.14% (Class C), 1.04% (Class I), 0.99% (Class Y), 0.89% (Class F), and 0.89% (Class SDR). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
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Your investment has a 5% return each year
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The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$679	$1,035	$1,415	$2,476
C	$317	$746	$1,302	$2,818
I	$106	$416	$749	$1,690
Y	$101	$396	$714	$1,613
F	$91	$363	$656	$1,490
SDR	$91	$363	$656	$1,490
If you did not redeem your shares:
C	$217	$746	$1,302	$2,818
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity or equity related securities of emerging market companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider emerging market companies to be issuers listed or domiciled in, deriving more than 50% of their revenues or profits from, or having more than 50% of their assets in emerging markets. Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Fund’s Sub-Advisers consider to be emerging market countries based on their evaluation of their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund may invest include, but are not limited to, common stock and preferred stock. The Fund may trade securities actively.
In selecting investments for the Fund, the Sub-Advisers combine both fundamental and quantitative analysis. The Sub-Advisers analyze the broad universe of emerging market companies to create a diversified portfolio and seek to maximize the potential investment opportunity. The Sub-Advisers combine the investment processes of two internal investment management teams, the Global Emerging Markets (GEM) investment team and the Quantitative Equity Products (QEP) investment team (the “Teams”). This collaborative approach involves both consideration of bottom-up factors –  which include a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages –  as well as a focus on companies that have certain value and/or quality characteristics, where the Teams seek to select relatively inexpensive stocks of issuers located in emerging markets based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, sales growth, financial strength, and good governance. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics (where available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to the Sub-Advisers’ overall evaluation of the risk and return potential of an investment.
The Sub-Advisers seek to have a diversified portfolio of Fund holdings across region, country, sector, market capitalization and style, although the extent of that representation may vary. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country weights of the Fund’s benchmark index along with their quantitative country allocation model as a guide when making allocation decisions. As a result of this analysis, the Fund may invest more than 25% of its assets in securities of companies located in China. Securities of companies located in China include China H-shares and China A-shares, among others.

The Fund may also enter into exchange-traded or over-the-counter derivative transactions, including but not limited to, futures contracts and foreign exchange forwards. The Fund may enter into these transactions for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
China Investments Risk –  China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. As a result of different legal standards, the Fund faces the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in the analysis, the weights placed on each factor, and changes in the historical trends of the factors.
Mid Cap and Small Cap Securities Risk –  Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the Sub-Advisers’ judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Sub-Advisers seek exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Active Investment Management Risk –  The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the Sub-Advisers consider several factors when making investment decisions, the Sub-Advisers may not evaluate every factor prior to investing in a company or issuer, and the Sub-Advisers may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
ESG Integration Risk –  Integrating financially material ESG analysis into the investment process carries the risk that the Fund may perform differently from funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are one of several factors that may be considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance (before and after taxes) does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
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Assume reinvestment of all dividends and distributions
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Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
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Include the Fund’s performance when it pursued a modified principal investment strategy prior to March 1, 2024.
The bar chart:
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Shows how the Fund’s total return has varied from year to year
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Returns do not include sales charges, if any. If sales charges were reflected, returns would have been lower
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Shows the returns of Class SDR shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	7.49%	December 31, 2023
Worst Quarter Return	-13.53%	September 30, 2022
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index, which is the Fund’s performance index and regulatory index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class SDR shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average annual total returns for periods ending December 31, 2024 (including sales charges)
		Since Inception
Share Classes	1 Year	(09/30/2021)
Class SDR - Return Before Taxes	7.32%	-3.90%
- Return After Taxes on Distributions	7.34%	-4.06%
- Return After Taxes on Distributions and Sale of Fund Shares	5.14%	-2.77%
Share Classes (Return Before Taxes)
Class A*	1.17%	-5.78%
Class C*	5.59%	-4.66%
Class I*	7.26%	-3.90%
Class Y*	7.31%	-3.86%
Class F*	7.32%	-3.90%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.50%	-2.13%
*
Class A, Class C, Class I, Class Y and Class F shares commenced operations on February 28, 2022 and performance prior to that date is that of the Fund’s Class SDR shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2021
David Philpotts	Portfolio Manager	2021
Gordon Huang	Portfolio Manager	2021
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class SDR	$5,000,000 This requirement is waived for purchases through certain plan level or omnibus accounts.	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

8 February 28, 2025 MFSUM-SCHDEM_02282025